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Exhibit 23.1

                    CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 16, 1998 in the Registration Statement (Form S-4) and related Prospectus of Archibald Candy Corporation dated February 5, 1999.



                                          /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 5, 1999